UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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SMTC CORPORATION

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SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

September 17, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation (the “Company”) to be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on October 29, 2014 at 11:00 a.m., Eastern Daylight Time.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing each holder of our common stock a notice containing instructions on how to access our 2014 Proxy Statement and Annual Report and vote online. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement and Annual Report, if you only received a notice by mail, or (ii) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Details of the business to be conducted at the Annual Meeting are given in the Proxy Statement and Notice of Annual Meeting of Stockholders. You should read with care the Proxy Statement that describes the proposed nominees for director, the ratification of the re-appointment of the Company’s independent registered public accounting firm and the non-binding advisory vote to approve the Company’s executive compensation.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to vote via a toll-free telephone number, over the Internet, or, if you received a paper copy of the proxy card by mail, you may complete, sign, date and promptly return the proxy card. Instructions regarding all three methods of voting are contained on the proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Sushil Dhiman

President and Chief

Executive Officer

SMTC Corporation

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SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

NOTICE OF 2014 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD OCTOBER 29, 2014

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on October 29, 2014 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1.     To elect six directors to serve until the 2015 Annual Meeting and until successors are elected and qualified in accordance with the by-laws of the Company.

2.     To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2014.

3.     To hold a non-binding advisory vote to approve the Company’s executive compensation.

4.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on September 5, 2014 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 29, 2014. THE PROXY STATEMENT AND 2014 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.SMTC.COM/PROXY.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE VIA A TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD. IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Sushil Dhiman

President and Chief

Executive Officer

Markham, Ontario
September 17, 2014

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation, is soliciting your proxy to vote your shares at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 29, 2014 at 11:00 a.m., Eastern Daylight Time, at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6.

This Proxy Statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this Proxy Statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “2013” mean our fiscal period 2013, which began on December 31, 2012 and ended on December 29, 2013. We refer to the 2014 Annual Meeting of Stockholders as the “Annual Meeting.”

As permitted by the Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On September 17, 2014, we mailed to our common stock holders of record as of the close of business on September 5, 2014 a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. The Company will bear all attendant costs of the solicitation of proxies.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

Who may attend and vote?

Our Board has fixed the close of business on September 5, 2014 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof (the “record date”). Each holder of the Company’s common stock, par value $.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date. Holders of Common Stock are collectively referred to as “Stockholders.” On the record date, 16,417,276 shares of our Common Stock were issued and outstanding.

At least ten days before the 2014 Annual Meeting of Stockholders, the Company will make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most SMTC Stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the Stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

●     Stockholder of Record - If your shares are registered directly in your name with SMTC’s Transfer Agent, Computershare Shareowner Services LLC (“Computershare”), you are considered, with respect to those shares, the Stockholder of record. As the Stockholder of record, you have the right to grant your voting proxy directly to SMTC or to vote in person at the Annual Meeting.

●     Beneficial Owner - If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the Stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

How do I vote?

As a Stockholder, you have the right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of this proxy statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in the meeting notice. Each share of the Company’s Common Stock you own entitles you to one vote.

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	By Telephone—Stockholders of record located in the United States can vote by telephone by calling 1-866-540- 5760 and following the instructions on the Notice;

●	By Internet—You can vote over the Internet at www.proxyvoting.com/smtx by following the instructions on the Notice; or

●

By Mail—If you received your proxy materials by mail or printed the proxy card posted at www.smtc.com/en/proxy you can vote by mail by signing, dating and mailing the proxy card to: SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on October 28, 2014.

If you vote by proxy, you enable the individuals named in your proxy (your “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend the Annual Meeting. In this way your shares will be voted even if you are unable to attend the Annual Meeting.

Your shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend the Annual Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. In the absence of instructions on a properly executed proxy, proxies from holders of Common Stock will be voted “FOR” Proposal No. 2 (Ratification of appointment of Independent Registered Public Accounting Firm), as a “routine” matter, and will not be counted and will have no effect on the vote for Proposal No. 1 and Proposal No. 3 as “non-routine” matters. See “What is a broker non-vote?” and “What vote is required for the proposal?” for more information about “routine” and “non-routine” matters as well as how shares are voted.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

What does the Board of Directors recommend?

If you submit a proxy but do not indicate your voting instructions, your proxies will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote “FOR” the election of the named director nominees, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm and “FOR” an advisory vote for approval of compensation of the Company’s named executive officers.

What vote is required for the proposal?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. The following votes are required with respect to the proposals.

●

For the election of directors, the six candidates receiving the greatest number of affirmative votes (a “plurality vote”) of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, will be elected. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

●

For ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2014, the affirmative vote of a majority of the votes of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, is required. As the vote on this proposal is a routine matter under applicable rules, your bank, broker or other nominee may vote on this matter in the absence of contrary instructions from you.

●

For approval of the compensation paid to the named executive officers, the affirmative vote of a majority of the votes of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, is required. Please note that while the Board intends to carefully consider the stockholder vote on the executive compensation of the Company’s named executive officers; the vote is not binding on the Company and is advisory in nature. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

●	For each of the remaining proposals, the affirmative vote of a majority of the votes of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, is required.

An automated system administered by the Company’s transfer agent will tabulate votes by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes and abstentions will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

May I change my proxy?

Yes. A proxy may be revoked by the Stockholder giving the proxy at any time before it is voted by written notice of revocation delivered to the Company prior to the Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

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Table of Contents

PROPOSAL NO. 1 - Election of Directors	1

PROPOSAL NO. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	4

PROPOSAL NO. 3 - Non-Binding Advisory Vote Regarding the Compensation of the Company’s Name Executive Officers (“Say on Pay”)	6

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES	7

COMPENSATION OF DIRECTORS	10

AUDIT COMMITTEE REPORT	11

RELATED PERSON TRANSACTIONS	12

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13

EXECUTIVE COMPENSATION AND RELATED INFORMATION	15

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	18

ADDITIONAL INFORMATION	19

PROPOSAL NO. 1 - Election of Directors

The number of authorized directors on the Board is currently fixed at seven, with one vacancy following the resignation of Anton Simunovic on April 2, 2013. The Board is currently composed of the following directors: Clarke H. Bailey, David Sandberg, Lawrence Silber, J. Randall Waterfield, Frederick Wasserman and Sushil Dhiman whose terms will expire upon the election and qualification of directors at the 2014 Annual Meeting.

The following table sets forth certain information with respect to each of the six nominees for election as a director of the Company. Each nominee was proposed for election by the Nominating and Corporate Governance Committee for consideration by the Board and proposal to the Stockholders. The ages shown are as at September 17, 2014, the date on which this proxy statement was first delivered to Stockholders.

Name and Place of Residence	Age	Office
Clarke H. Bailey (4) New Rochelle, New York	60	Director, Chairman of the Board (6)
David Sandberg New York, New York	42	Director, Chair of the Nominating and Corporate Governance Committee (2)(3)
Lawrence Silber (5) Flemington, New Jersey	58	Director (7)
Frederick Wasserman Pennington, New Jersey	60	Director, Chair of the Audit Committee (1)(2)
J. Randall Waterfield New York, New York	41	Director, Chair of the Compensation and Management Development Committee (1)(3)
Sushil Dhiman Union City, California	54	Director, President and Chief Executive Officer

(1)	Member of the Nominating and Corporate Governance Committee.
(2)	Member of the Compensation and Management Development Committee.
(3)	Member of the Audit Committee.
(4)	Effective May 14, 2013 to December 29, 2013, during Mr. Bailey’s term as Interim Chief Financial Officer, he was not a member of any committee.
(5)	Effective May 14, 2013 to December 29, 2013, during Mr. Silber’s term as Interim President and Chief Executive Officer, he was not a member of any committee.
(6)	Mr. Bailey was the Audit Committee Chair from December 31, 2012 until May 14, 2013 upon his appointment as Executive Chairman and Interim Chief Financial Officer.
(7)

Mr. Silber was a member of the Nominating and Corporate Governance Committee and Compensation and Management Development Committee from January 18, 2013 until May 14, 2013 upon his appointment as Interim President and Chief Executive Officer.

Clarke H. Bailey joined the Board of Directors in June 2011. Mr. Bailey is presently the Chairman and CEO of EDCI Holdings, Inc., a holding company, a position held since 2009. Mr. Bailey served as Executive Chairman and Interim Chief Financial Officer of the Company from May 2013 to April 2014. In addition to EDCI, he serves as a Director on the Board of Iron Mountain Incorporated where he has served since 1998 and is currently Chairman of its Compensation Committee. Previously, Mr. Bailey served as the Chairman and CEO of Arcus, Inc. until 1998 and as Managing Director and Head of the Principal Investment Group at Oppenheimer & Co. until 1990. Mr. Bailey has also previously served as a Director on four other public company boards, five private company boards, and three non-profit boards of trustees. The Board believes that his significant experience in manufacturing, finance and M&A, and serving as a Chief Executive Officer and on both public and private boards make him well qualified to serve as a director.

David Sandberg joined the Board of Directors in April 2009. Mr. Sandberg is the managing member, founder and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund, founded in March 2003, and co-manager and co-founder of Pinnacle Fund LLP, founded in 2008. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998 to 2002. Mr. Sandberg also served as the Chairman of Board of Asure Software, Inc., and as a director of Issuer Direct Corporation and Planar Systems, Inc. since 2009, 2013 and 2012 respectively, each of which is a publicly traded company. Mr. Sandberg also served as a director of EDCI Holdings Inc. from 2009 to 2013 and as a director and Chairman of the Strategic Committee of RF Industries Limited from 2011 to 2013. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. Red Oak Partners LLC is SMTC’s largest stockholder. The Board believes that his experience serving as director on numerous public companies, as well has his experience in finance and public company capital market transactions, make him well qualified to serve as a director.

Lawrence H. Silber joined the Board of Directors in October 2012. Mr. Silber served as Interim President and CEO of the Company from May 2013 to January 2014. Mr. Silber does consulting work in areas of his expertise. Previously, Mr. Silber served as Chief Operating Officer of Hayward Industries, Inc., a privately held global manufacturer of swimming pool equipment and industrial flow control devices, from 2008 to 2012. Prior to that, Mr. Silber held numerous leadership positions at Ingersoll Rand Company during a 30-year career from 1978 to 2008. Most recently, he was President of the Utility Equipment Group. During his career with Ingersoll Rand, Mr. Silber served as Chairman of the Board of Ingersoll Rand Canada, a wholly owned subsidiary of the parent company, and also served on the Board of a number of joint ventures for that company. The Board believes that Mr. Silber’s significant experience in international operations, manufacturing, supply chain, sales and marketing, and M&A make him well qualified to serve as a director of SMTC.

Frederick Wasserman joined the Board of Directors in August 2013. Mr. Wasserman is an accomplished executive who has leveraged 35 years of business experience helping to create significant shareholder value with a number of companies. Mr. Wasserman has been the president, chief operating officer and chief financial officer for a number of companies, including Mitchell & Ness Nostalgia Company where he was CFO and COO. He also served as President and CFO of Goebel of North America. Mr. Wasserman is currently, and has been since 2008, the President of FGW Partners LLC as well as the Chief Compliance Officer of Wynnefield Capital Inc., a shareholder of SMTC. He currently serves on the board of directors for a number of publicly traded companies including Breeze Eastern Corporation, MAM Software Group, Inc., National Holdings Corporation and DLH Holdings Corp. The Board believes that Mr. Wasserman’s experience serving as a director on numerous public companies and significant management experience make him well qualified to serve as a director.

J. Randall Waterfield joined the Board of Directors in April 2012. Mr. Waterfield, is the Chairman of Waterfield Group, a diversified financial services holding company that traces its origins to 1928. After selling the largest private mortgage company in the US and largest Indiana based bank in 2006 and 2007 respectively, Waterfield Group has diversified into technology, real estate, asset management and merchant banking. Mr. Waterfield holds the Chartered Financial Analyst designation, and is a member of the Board of Directors, Executive Committee and former Chairman of the YPO New York City Chapter, the Northeast Regional Chairman of YPO, a member of Mensa, and a graduate of Harvard University. Mr. Waterfield currently also serves on the Board of Directors of Waterfield Enterprises, LLC, Asure Software (Nasdaq: ASUR), SMTC Corporation (Nasdaq: SMTX), Kensington Vanguard Title, Waterfield Technologies, and the Culver Military Summer School. Previously, Mr. Waterfield was an equity research analyst at Goldman Sachs & Co. from 1996 through 1999, primarily responsible for institutional small capitalization growth portfolios. Mr. Waterfield holds the Chartered Financial Analyst designation.  The Board believes that Mr. Waterfield’s experience in finance and M&A make him well qualified to serve as a director.

Sushil Dhiman joined the Company and Board of Directors in January 2014. He currently serves as the Company’s President and Chief Executive Officer, positions he has held since he joined the Company. Mr. Dhiman is a respected and accomplished executive with over 25 years of experience in the EMS industry. He joins SMTC from Sanmina Corporation where he was Senior Vice President of Operations from 2008 until he left to join the Company and where he was employed since 1999. During his career, he has been responsible for managing multiple facilities generating over $500 million in revenue. Mr. Dhiman has successfully grown and lead complex operations by developing new business and effectively managing costs and working capital. The Board believes Mr. Dhiman’s experience in the EMS industry along with his knowledge of the Company’s markets, products and technologies make him well qualified to serve as a director.

REQUIRED VOTE

The election of each director requires the affirmative “FOR” votes of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

On August 14, 2014, the Audit Committee (“the Committee”) of the Board of Directors of the Company approved the dismissal of KPMG LLP (Canada) (“KPMG LLP”) as the Company’s independent registered public accounting firm. On August 20, 2014 the Company engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm beginning with the review of the Company’s financial statements for the quarter ending September 28, 2014.

During the Company’s fiscal years ended December 29, 2013 and December 30, 2012 through August 14, 2014, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference thereto in its reports on the financial statements for such periods. However, during such periods, there were “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The reportable events included material weaknesses as described by the Company in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013. Specifically, management concluded that there were weaknesses in the internal controls over processing and tracking transactions affecting inventory in the Company’s Chihuahua, Mexico facility and over the assessment of the recoverability of the Company’s deferred tax asset. The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with KPMG LLP, and will authorize KPMG LLP to respond fully to the inquiries of PwC concerning such material weaknesses.

The reports of KPMG LLP on the Company’s consolidated financial statements as of December 29, 2013 and December 30, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 29, 2013 and December 30, 2012 through August 20, 2014, the Company has not consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to us nor oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(v) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee has approved the engagement of PwC as our independent registered public accounting firm for the fiscal year ending December 28, 2014. In the event the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain PwC and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders. We expect that representatives from PwC will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit and Audit-Related Fees

Fees for audit, audit-related services and tax services by KPMG for the years ended December 29, 2013 and December 30, 2012 were as follows:

	2013	2012
Audit fees	$537,000	$465,000
Audit related fees	--	--
Tax fees	104,000	160,000
Total audit, audit related and tax fees	$641,000	$625,000

We were not billed for any fees for services other than tax and audit related fees from our principal accountants in 2013 or 2012.

Audit Committee Pre-Approval Policies and Procedures; Determination of Independence

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the auditor is engaged to render these services. The Audit Committee has considered whether KPMG’s provision of non-audit services is compatible with its independence. In April 2004, the Board adopted an Audit and Non-Audit Services Pre-Approval Policy for the Audit Committee. Under the policy, the Audit Committee has pre-approved certain audit and audit related services, tax services and other services. The Audit Committee has determined that the provision of those services that are pre-approved in the policy will not impair the independence of the auditor. The provision of services by the auditor which are not pre-approved in the policy are subject to separate pre-approval by the Audit Committee. The policy also pre-approved certain specified fee levels for the specific services. Payments in excess of these specified levels are subject to separate pre-approval by the Audit Committee. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us. For the 2013 fiscal year there were no fees billed by KPMG for services other than for audit and tax related services.

REQUIRED VOTE

The affirmative “FOR” vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote on the matter, is required to ratify the appointment of PwC as our independent registered public accounting firm. Abstentions have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 28, 2014.

PROPOSAL NO. 3 - Non-Binding Advisory Vote Regarding the Compensation of the Company’s Name Executive Officers (“Say on Pay”)

Section 14A of the Exchange Act provides Company’s stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say-on-pay” proposal, which gives stockholders the opportunity to approve the Company’s compensation for its named executive officers as disclosed in this proxy statement by voting for or against the resolution set forth below:

“RESOLVED, that the stockholders of the SMTC Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the executive compensation tables, and the accompanying narrative discussion, set forth in the Company’s 2014 Proxy Statement.”

REQUIRED VOTE

Although this vote is advisory and not binding on the Company, the Compensation and Management Development Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions. To be effective, the proposal needs to be approved by the affirmative “FOR” vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The number of authorized directors on the Board is currently fixed at seven, with one vacancy. The Board is currently composed of the six directors: Clarke H. Bailey, David Sandberg, Lawrence Silber, J. Randall Waterfield, Frederick Wasserman and Sushil Dhiman.

In 2013, the Board held 12 meetings, including regularly scheduled and special meetings. In 2013, each director attended more than seventy-five percent (75%) of the total number of meetings of the Board and the committees on which he served. The Company does not have a formal written policy specifying the number of directors that must attend the stockholder meetings, however to the extent reasonably practicable, Board members are encouraged to attend the stockholder meetings in person or telephonically. One director then serving on the Board attended our 2013 Annual Meeting.

Board Committees

The Board has three standing committees: an Audit Committee, Compensation and Management Development Committee and a Nominating and Corporate Governance Committee, each of which is described below. Each committee operates under a written charter that the Board adopted. All of the charters are publicly available on our website at www.smtc.com under the “Corporate Governance” link under the “Investor Relations” tab. You may also obtain a copy of our charters upon written request to our Investor Relations Department at our principal executive offices.

It is the role of the Nominating and Governance Committee to recommend to the Board candidates to serve on the committees. The Board elects committee members annually and they serve until their successors are elected and qualified or until their earlier death, retirement, resignation or removal. The following were the standing committees of the Board for 2013 and the number of meetings each committee held during that period:

Committees	Number of Meetings	Members

Audit Committee	5	Clarke H. Bailey(1), Anton Simunovic(2), David Sandberg (Chair), Frederick Wasserman(3), J. Randall Waterfield(4)
Compensation and Management Development Committee	3	Clarke H. Bailey(1), J. Randall Waterfield (Chair), Lawrence Silber(4), David Sandberg (3), Frederick Wasserman(3)
Nominating and Corporate Governance Committee	3	David Sandberg, Lawrence Silber(4), J. Randall Waterfield, Frederick Wasserman (Chair)(3)

_____________________________

(1)	Served until May 14, 2013 when he was appointed as Executive Chairman and Interim Chief Financial Officer of the Company.
(2)	Served until his resignation from the Board on April 2, 2013.
(3)	Appointed August 6, 2013.
(4)	Served from January 18, 2013 until May 14, 2013 when he was appointed as Interim President and Chief Executive Officer of the Company.

Director Independence

The Board has determined that each of Clarke H. Bailey, David Sandberg, Lawrence H. Silber, J. Randal Waterfield and Frederick Wasserman is an “independent director” as defined in the rules of the NASDAQ Stock Market (“NASDAQ Rules”).

All members of the Nominating and Governance Committee are “independent directors” as defined in and as required by NASDAQ Rules.

All Audit Committee members are “independent directors” as defined in NASDAQ Rules and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, and as required by NASDAQ Rules.

All Compensation Committee members are “independent directors” as defined in and as required by NASDAQ Rules.

Audit Committee

The Audit Committee is responsible for assisting the Board in fulfilling their responsibility to stockholders, potential stockholders and the investment community in monitoring the Company’s accounting and reporting practices, the Company’s systems of internal accounting and financial controls, the Company’s compliance with legal and regulatory requirements related to financial reporting, the qualifications and independence of the Company’s independent auditor, the performance of the Company’s independent auditor, and the quality and integrity of the Company’s financial reports. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements, the disclosures in the Company’s annual and quarterly reports, critical accounting policies and practices used by the Company, the Company’s internal control over financial reporting, and the Company’s major financial risk exposures. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website.

The Audit Committee consists of Frederick Wasserman (Chair), David Sandberg and J. Randall Waterfield. Clarke Bailey was a member and chair of the Audit Committee from December 30, 2012 to May 13, 2013 when he then became the Executive Chairman and Interim Chief Financial Officer. He was therefore no longer an active member of the committee for the remainder of 2013. Mr. Sandberg was appointed the Audit Committee Chair from May 13, 2013 until December 10, 2013 when Mr. Wasserman was appointed as the Audit Committee Chair. The Board has determined that Mr. Wasserman, who is currently the chairman of the Audit Committee, and Mr. Sandberg are “audit committee financial experts” as defined by the Securities and Exchange Commission.

Compensation and Management Development Committee

The Compensation and Management Development Committee is responsible for discharging the Board’s duties relating to executive compensation. The Committee makes all decisions regarding the compensation of the executive officers with input and recommendations from the CEO (except with respect to compensation decisions for the CEO himself). In addition, the Committee is responsible for administering the Company’s executive compensation program. The Committee reviews both short-term and long-term corporate goals and objectives with respect to the compensation of the CEO and the other executive officers. The Committee also reviews and discusses with management the impact of the Company’s compensation policies and practices on risk-taking within the Company. The Committee evaluates at least once a year the performance of the CEO and other executive officers in light of these goals and objectives and, based on these evaluations, approves the compensation of the CEO and the other executive officers. The Committee also reviews and recommends to the Board incentive-compensation plans that are subject to the Board’s approval. The Board of Directors has adopted a written charter for the Compensation and Management Development Committee, which is available on the Company’s website.

In 2013, neither the Compensation and Management Development Committee nor the Company utilized the services of a compensation consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed solely of independent directors, and participates in the search for qualified directors. The criteria for selecting nominees for election as directors of the Company shall include experience in the operation of public companies, accomplishments, education, skills, and the highest personal and professional integrity. The candidate must be willing and available to serve and should represent the interests of all stockholders and not of any special interest group. After conducting an initial evaluation of a candidate, the Committee will interview that candidate if it believes the candidate might be suitable to be a director and will also ask the candidate to meet with other directors and management. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board that candidate’s election.

The Nominating and Corporate Governance Committee does not have a formal written policy with regard to considering diversity in identifying nominees for directors, but, when considering director candidates, it seeks individuals with backgrounds and skills that, when combined with those of the Company’s other directors, bring a broad range of complementary skills, expertise, industry and regulatory knowledge, and diversity of perspectives to build a capable, responsive and effective Board. Diversity considerations for a director nominee may vary at any time according to the particular area of expertise being sought to complement the existing Board composition.

A stockholder wishing to nominate a candidate should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the procedures outlined in the Company’s by-laws. In making a nomination, stockholders should take into consideration the criteria set forth above and in the Company’s Corporate Governance Guidelines. The Board of Directors has adopted a written charter for the Nominating and Governance Committee, which is available on the Company’s website.

Code of Ethics

The Board has adopted a Code of Ethics and Conduct which is available on the Company’s website at www.smtc.com or in print without change to any person who requests such document in writing. Any such request should be made to the Company at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 Attn: Chief Financial Officer.

Communications with Directors

The Board has provided a process by which stockholders or other interested parties can communicate with the Board or with the non-management directors as a group. All such questions or inquiries should be directed to the President and Chief Executive Officer, Sushil Dhiman who can be reached at sushil.dhiman@smtc.com. Mr. Dhiman will review and communicate pertinent inquiries to the Board or, if requested, the non-management directors as a group.

Leadership Structure

As part of the Company’s continued orderly transition in its leadership, the Board determined at this time it was in the best interests of the Company and its stockholders for separate individuals to serve as Chairman of the Board and Chief Executive Officer, while recognizing that there may be circumstances in the future that would lead to the same individual serving in both capacities. The Company believes this leadership structure has been the most appropriate for it because the Board has been able to rely upon the experience and perspective Mr. Bailey has gained both as a Director and while temporarily serving as the Company’s Executive Chairman and Interim Chief Financial Officer during 2013. Mr. Bailey fulfills his responsibilities as Chairman through close interaction with management and all Directors.

Board Role in Risk Oversight

The Board is responsible for consideration and oversight of the risks facing the Company. The Board manages this oversight directly and through the Audit Committee and Compensation and Management Development Committee. The Board is kept informed by various reports provided to it on a regular basis, including reports made by management at the Board and Audit Committee and Compensation and Management Development Committee meetings. The Audit Committee performs a central oversight role with respect to financial and compliance risks, and the Audit Committee regularly reviews these risks with the full Board. The Compensation and Management Development Committee reviews and discusses with management the impact of the Company’s compensation policies and practices on risk taking within the Company. The Committee roles are each discussed in more detail later in this proxy statement.

Director Compensation

In November 2008, the Board approved a revised compensation plan effective January 1, 2009 for independent directors (the “2009 Compensation Plan”). Pursuant to the 2009 Compensation Plan, independent directors will earn a retainer of CDN $50,000 per year for serving on our Board. The Chairman of the Board will earn an additional retainer of USD $70,000, the Chairman of the Audit Committee will earn an additional retainer of CDN $6,000 and the Chairman of all other committees will earn an additional retainer of CDN $3,000. Board fees will be reduced on a prorated basis for nonattendance. In November 2011, the compensation plan was amended such that fees paid to directors residing in the United States would be converted to U.S. dollars at par. Each member of the Board is also required to own shares valued at one times the annual retainer amount within twenty four (24) months of joining the Board; two times the annual retainer amount within forty-eight (48) months of joining the Board and three times the annual retainer amount paid to such director within sixty (60) months of joining the Board. We pay no additional remuneration to our employees for serving as directors or on committees.

The following table outlines the compensation to the Board of Directors for the period ended December 29, 2013:

Name	Fees Earned or Paid in Cash ($)
Clarke Bailey	$20,461
Lawrence Silber	$18,269
David Sandberg	$69,178
Anton Simunovic (1)	$12,775
J. Randall Waterfield	$53,000
Frederick Wasserman	$20,451

(1)	Anton Simunovic resigned from the Board on April 2, 2013.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of SMTC’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors currently consists of three directors, Frederick Wasserman, David Sandberg, and J. Randall Waterfield. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent auditors on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated with the independent auditors under generally accepted auditing standards and (iii) to select the Company’s independent auditors and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board of Directors has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the period ended December 29, 2013. KPMG LLP issued their unqualified report dated April, 14, 2014 on SMTC’s financial statements.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 16, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP its independence as an auditor. The Audit Committee concluded all meetings with an in camera session.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors the inclusion of SMTC’s audited financial statements for the period ended December 29, 2013 in the Annual Report on Form 10-K for the year then ended.

By the Audit Committee of the Board of Directors

Frederick Wasserman, Chair

David Sandberg

J. Randall Waterfield

 RELATED PERSON TRANSACTIONS

The Company uses a combination of Company policies and established review procedures, including adherence to NASDAQ Rules, to ensure related party transactions are reviewed, approved and ratified, as appropriate. We do not maintain these policies and procedures under a single written policy.

The Nominating and Corporate Governance Committee is responsible for considering and reporting to the Board any questions of possible conflicts of interest involving the Company’s directors. The Board of Directors is further required to meet the independence standards set forth in the NASDAQ Rules. The Company’s Corporate Code of Ethics and Conduct, which applies to all directors, officers and employees, provides guidance on matters such as conflicts of interest and purchasing integrity, among others.

We require that each director and officer complete a questionnaire annually. The questionnaire requires positive written affirmation regarding related party transactions that may constitute a conflict of interest, including: any transaction or proposed transaction in excess of $120,000 involving the director or officer or an immediate family member and the Company, a subsidiary or any pension or retirement savings plan; any indebtedness to the Company; dealings with competitors, suppliers or customers; any interest in real or personal property in which the corporation also has an interest; and the potential sale of any real or personal property or business venture or opportunity that will be presented to the Company for consideration. We review each questionnaire to identify any transactions or relationships that may constitute a conflict of interest, require disclosure, or affect an independence determination.

For situations in which it is either clear that a conflict of interest exists or there is a potential conflict of interest, the related director or officer is obligated to recuse himself from any discussion on the business arrangement. That director or officer does not participate in approving or not approving the related transaction.

The Compliance Officer, together with our Chief Executive Officer, or the Nominating and Corporate Governance Committee and Board of Directors review transactions involving directors and/or officers that either clearly represent or may represent a conflict of interest. They determine whether these transactions are on terms as fair as if the transactions were on an arm’s length basis. If the Compliance Officer or the Nominating and Corporate Governance Committee were to determine that a transaction is not on terms as fair as if it were on an arm’s length basis, the transaction would be modified such that the transaction were as fair as if it were on an arm’s length basis.

There were no transactions required to be reported under Item 404(a) that were not required to be reviewed or where the Company’s policies and procedures for review were not followed in 2013.

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 26, 2014, the number of shares beneficially owned and the percentage ownership for:

●     each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock;

●     each current executive officer named in our summary compensation table and each current director; and

●     all executive officers and current directors as a group.

As of August 26, 2014, our outstanding common stock consisted of 16,417,276 shares.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The number of shares beneficially owned by each person is determined under rules promulgated by the Securities and Exchange Commission. Under these rules, beneficial ownership includes any shares as to which the person has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after August 26, 2014. The inclusion in the table of any shares, however, does not constitute an admission that the named person is a direct or indirect beneficial owner of those shares for any other purpose.

	Shares Beneficially Owned
Name and Address	Shares	Options/ Warrants	Total	Percentage of Shares Beneficially Owned (1)
Principal Stockholders:
Red Oak Partners LLC (1)	2,667,976		2,667,976	16.2%
1969 SW 17th St.,
Boca Raton FL 33486
Directors and Named Executive Officers:
Clarke Bailey	74,000	50,000	124,000	*
David Sandberg (2)	2,667,976	--	2,667,976	16.2%
Lawrence Silber	35,000	--	35,000	*
J. Randall Waterfield	445,523	--	445,523	2.7%
Frederick Wasserman	--	--	--	--
Sushil Dhiman	60,000	--	60,000	*
Jim Currie	--	--	--	--
All Directors and Executive Officers as a group (7 persons)	3,282,499	50,000	3,332,499	20.2%

(1) The number of shares of Common Stock deemed outstanding on August 26, 2014 with respect to a person or group includes (a) 16,417,267 shares outstanding on such date and (b) all options that are currently exercisable or will be exercisable within 60 days of August 26, 2014 by the person or group in question.

* Represents less than one percent (1%) of shares outstanding.

(2) Mr. Sandberg directly owns 643,400 share shares of Common Stock and indirectly owns 2,024,576 shares of Common Stock through Red Oak Partners, LLC.  Mr. Sandberg is the managing member of Red Oak Partners, LLC, which serves as the general partner of The Red Oak Fund, LP, the direct owner of 1,566,980 shares of Common Stock.  Red Oak Partners, LLC also serves as a managing member of Pinnacle Partners, LLC which is the general partner of Pinnacle Opportunities Fund, LP, the direct owner of 457,596 shares of Common Stock. Red Oak Partners, LLC and the Company entered into a stockholder agreement dated as of January 5, 2012 whereby Red Oak Partners, LLC has agreed to limit its voting rights as a holder of Common Stock under certain circumstances if Red Oak Partners, LLC or certain related parties propose to acquire more than 50% of the assets or shares outstanding of the Company.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below provides information concerning the compensation of our named executive officers.

In the “Salary” column, we disclose the base salary paid to each of our named executive officers.

In the “Option Awards” column, we disclose the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB Accounting Standards Codification Topic 718 without reduction for assumed forfeitures. The ASC 718 fair value of our stock options is calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements for the year ended December 29, 2013, and for which we recognize expense ratably over the vesting period.

In the “Non-Equity Incentive Plan Compensation” column, we disclose the amount earned as a performance- based cash bonus for that particular year.

In the column “All Other Compensation,” we disclose the sum of the dollar value of all other compensation that could not properly be reported in other columns of the Summary Compensation Table, including perquisites and amounts reimbursed for the payment of taxes.

Compensation reported in the Summary Compensation Table was paid to or received by our named executive officers in Canadian dollars unless noted and has been converted to United States dollars using the foreign exchange rates as at December 30, 2013 for 2013 compensation figures and the exchange rate as at December 31, 2012 for 2012 compensation figures from the Bank of Canada.

2013 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Option Awards ($)(a)	Non-Equity Incentive Plan Compensation ($)(b)	All Other Compensation ($)(c)	Total ($)
Lawrence Silber	2013	$243,613		$--	$134,710	$--	$378,323
Interim President and Chief Executive Officer	2012	$--		$--	$--	$--	$--
Clarke H. Bailey	2013	$162,406		$34,750	$179,502	$--	$376,658
Interim Chief Financial Officer	2012	$--		$--	$--	$--	$--
Alex Walker	2013	$90,675	(1)	$--	$--	$125,334	$216,009
Former Co-President and Co-Chief Executive Officer	2012	$261,404		$--	$117,632	$6,676	$385,531
Claude Germain	2013	$90,675	(1)	$--	$--	$125,334	$216,009
Former Co-President and Co-Chief Executive Officer	2012	$261,404		$--	$117,632	$6,676	$385,712
Paul Blom	2013	$76,586	(2)	$--	$--	$165,258	$241,844
Former Executive Vice President, Operations	2012	$254,189		$--	$117,428	$20,973	$392,590

(1)

Effective May 14, 2013, Mr. Walker and Mr. Germain mutually agreed with the Board of Directors to terminate their employment as Co-CEO’s of the Company. Both Mr. Walker and Mr. Germain were provided with six months’ severance payments in accordance with their employment agreements. Therefore, the salary column for 2013 reflects the amounts paid until the effective termination of their employment.

(2)

Mr. Blom resigned from the Company effective April 26, 2013. Therefore, the salary reflects the amounts paid until his resignation. In accordance with Mr. Blom’s employment agreement, he was provided with 12-month salary continuance upon his termination of employment.

(a)

The amounts disclosed in this column represent the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB ASC 718 during fiscal 2012 and 2011 for the following option awards. The fair values of these option awards were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements.

(i)

Mr. Bailey was granted 50,000 stock options for common stock on May 14, 2013 with a Black-Sholes fair value of $0.69 per share and an exercise price of $2.19 per share. The stock options vested over a six-month period. In accordance with ASC 718, we record expense for this grant ratably over the six-month vesting period.

(b)

Amounts disclosed for fiscal 2013 represent discretionary bonuses paid to Clarke H. Bailey and Lawrence Silber as approved by the Board of Directors. Amounts disclosed for fiscal 2012 represent performance bonuses paid during fiscal 2012 in accordance with Mr. Walker and Mr. Germain’s compensation arrangements during their time as Co-Chief Executive Officers.

(c)	The amount shown as “All Other Compensation” represents the sum of the following:

(i)	Mr. Walker was provided with severance payments of $122,213 and medical benefits of $3,121 in 2013; in 2012, medical benefits of $6,676.
(ii)	Mr. Germain was provided with severance payments of $122,213 and medical benefits of $3,121 in 2013; in 2012 medical benefits of $6,676.
(iii)	Mr. Blom was provided with severance payments of $161,094 and medical benefits of $4,165 in 2013; in 2012, car allowance of $14,478 and medical benefits valued at $6,495.

Employment Agreements

Lawrence Silber

On May 14, 2013 the Board of Directors appointed Lawrence Silber as the Interim President and Chief Executive Officer of the Company until such time a permanent position was appointed. Mr. Silber’s compensation was approved and he was established to receive a monthly payment of $32,000 and was eligible to receive bonus payments at the Board’s discretion. There was no formal written agreement.

Clarke H. Bailey

On May 14, 2013 the Board of Directors appointed Clarke H. Bailey as the Executive Chairman and Interim Principal Accounting Officer (Interim Chief Financial Officer) of the Company until such time a permanent position was appointed. Mr. Bailey’s compensation was approved and he received a monthly payment of $21,333 and was eligible to receive bonus payments at the Board’s discretion. There was no formal written agreement. Mr. Bailey also received a grant of 50,000 options which vest ratably over six months beginning on June 13, 2013 with an exercise price of $2.19 per share

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding unexercised stock options for each executive officer outstanding as of the end of fiscal 2013. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award.

	Option Awards				Stock Awards (a)
Equity Incentive Plan Awards:
Equity Incentive
							Equity	Plan
							Incentive	Awards:
		Number of			Number of Shares or Units of	Market Value of Shares or Units of	Plan Awards: Number of Unearned Shares, Units or	Market or Payout Value of Unearned Shares, Units or
	Number of	Securities			Stock	Stock	Other	Other
	Securities	Underlying			That	That	Rights	Rights
	Underlying	Unexercised	Option		Have	Have	That	That
	Unexercised	Unearned	Exercise	Option	Not	Not	Have Not	Have Not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)	(#)	($)	Date	(#)	($)	(#)	($)

Clarke H. Bailey	50,000		2.19	5/14/2018

Paul Blom	75,000		2.38	10/25/2014

(a)     The Company has no outstanding stock award

Defined Contribution Plan

The Company has a tax-qualified 401(k) defined contribution retirement plan established for U.S. employees in which named executive officers may participate.

ADDITIONAL INFORMATION

Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Company for inclusion in the proxy material for SMTC’s 2015 Annual Meeting of Stockholders, they must be received by the Secretary of the Company on or before May 22, 2015 at its principal executive offices, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

For proposals that Stockholders intend to present at the 2015 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies the Company of such intent no later than August 30, 2015 and not earlier than July 31, 2015, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting. Additionally, our By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board of Directors. Such nominations must be made by notice in writing delivered or mailed to the Secretary of the Company and received at the Company’s principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such Stockholder and (ii) the class and number of shares of the Company that are beneficially owned by such Stockholder (and evidence of such ownership if not also held of record by such Stockholder). The Company may require any proposed nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of copies of such forms it has received from its executive officers, directors and greater than 10% beneficial owners, all filings required to be made by those reporting persons with respect to the Company were timely made in accordance with the requirements of the Exchange Act with the exception of Form 4/A filed by J. Randall Waterfield on May 21, 2013, Form 4 filed by Clarke H. Bailey on May 21, 2013, and Form 4 filed by Red Oak Partners, LLC on September 20, 2013.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via toll-free telephone number, over the internet, or, if the recipient of a paper copy of the proxy card, to mark, date, execute and promptly return their proxy.

Financial Statements and Form 10-K Annual Report

SMTC’s audited financial statements for the year ended December 29, 2013 and certain other related financial and business information of the Company are contained in the Company’s Annual Report on Form 10-K, as filed by the Company with the SEC on April 14, 2014 (including exhibits). Copies of such Annual Report on Form 10-K including financial statements may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

smtc
manufacturing partner to innovators

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on October 28, 2014.

Vote by Internet

- Go to **www.investorvote.com/SMTX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

VOTING INSTRUCTION CARD

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3:

Proposal No. 1
The election of the following directors for a term ending 2015.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Clarke Bailey	☐	☐	02 - David Sandberg	☐	☐	03 - Lawrence Silber	☐	☐
04 - J. Randall Waterfield	☐	☐	05 - Frederick Wasserman	☐	☐	06 - Sushil Dhiman	☐	☐

Proposal	For	Against	Abstain
Proposal No. 2 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
Proposal No. 3 To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1UPX 2032291

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2013 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

smtc
manufacturing partner to innovators

VOTING INSTRUCTION CARD — SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 29, 2014

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the "Company"), hereby appoints Sushil Dhiman as proxy of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on October 29, 2014 at 11:00 a.m. Eastern Daylight Time at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxy will be voted FOR the nominees and FOR Proposals 2 and 3. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

(Continued and to be marked, dated and signed, on the other side)